                                                                    EXHIBIT 10.2

                           REPEATER TECHNOLOGIES, INC.
                            1990 INCENTIVE STOCK PLAN

                              Adopted May 18, 1990
             Amended by the Board of Directors on September 4, 1990
                  Approved by the Shareholders on May 10, 1991
              Amended by the Board of Directors on October 23, 1992
                Approved by the Shareholders on December 31, 1992
             Amended by the Board of Directors on February 17, 1993
              Amended by the Board of Directors on October 14, 1994
                Amended by the Board of Directors on May 25, 1995
             Amended by the Board of Directors on January 29, 1997.
                Approved by the Shareholders on January 29, 1997
              Amended by the Board of Directors on October 2, 1997
                Approved by the Shareholders on November 20, 1997
               Amended by the Board of Directors on March 13, 1998
                 Approved by the Shareholders on March 13, 1998
             Amended by the Board of Directors on September 16, 1999
                  Approved by the Shareholders on May 11, 2000

        1.     PURPOSE.

               (a) The purpose of the 1990 Incentive Stock Plan (the "Plan") is to provide a means by which selected key employees and directors (if declared eligible under paragraph 4) of and consultants to Repeater Technologies, Inc., a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to benefit from increases in value of the stock of the Company. It is intended that this purpose will be effected through the granting of (a) incentive stock options, (b) nonstatutory stock options, (c) stock bonuses, and (d) purchases of restricted stock.

               (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

               (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the




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services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

               (d) The Company intends that rights granted under the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either (i) stock options granted pursuant to paragraph 5 hereof, including incentive stock options as that term is used in Section 422A of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options") or (ii) stock bonuses or purchases of restricted stock granted pursuant to paragraph 6 hereof.

        2.     ADMINISTRATION.

               (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

               (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Supplemental Stock Option, a stock bonus, a purchase of restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.




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                      (2) To construe and interpret the Plan and Stock Awards
granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (3) To amend the Plan as provided in paragraph 11.

                      (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

               (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members (the "Committee"). If the Committee grants Stock Awards to persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all of the members of the Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c): (i) who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one (1) year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Plan or any other plan of




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

the Company or any of its affiliates (as defined in the Exchange Act) entitling the participants therein to acquire stock or stock options of the Company or any of its affiliates (as defined in the Exchange Act); or (ii) who is otherwise considered to be a "disinterested person" in accordance with the rules, regulations or interpretations of the Securities and Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

               (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

        3. SHARES SUBJECT TO THE PLAN.

               (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate two million seven hundred sixteen thousand nine hundred nine (2,716,909) shares of the Company's common stock (as set by board action on September 16, 1999 and including all adjustments through such date); provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to outstanding options granted under this Plan. If any option or right granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not issued under such option or right shall again become available for the Plan.

               (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        4. ELIGIBILITY.




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               (a) Incentive Stock Options may be granted only to employees
(including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted only to directors, officers or employees of or consultants to the Company or its Affiliates.

               (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director: (i) a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d); (ii) the Committee consists solely of "disinterested persons" as defined in subparagraph 2(d); or
(iii) the Plan otherwise complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Notwithstanding the foregoing, the restrictions set forth in this subparagraph 4(b) shall not apply if the Board or Committee expressly declares that such restrictions shall not apply.

               (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.




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        5. TERMS OF STOCK OPTIONS.

               Each stock option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. All options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to this paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an incentive stock option. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

               (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

               (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

               (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to




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whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

               (d) Unless otherwise expressly stated in the option, an option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

               (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

               (f) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a director of or consultant to the Company or an Affiliate, unless (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422A(c)(7) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a director or consultant; or (ii) the optionee dies while in the employ of or while serving as a director of or consultant to the Company or an Affiliate, or within not more than three (3) months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the




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person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a director or consultant, or (b) that it may be exercised more than three (3) months after termination of the relationship with the Company or an Affiliate. This subparagraph 5(f) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

               (g) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a director of or consultant to the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

        6.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

               Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions




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hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

               (a) The purchase price under each stock purchase agreement shall be not less than eighty-five percent (85%) of the fair market value of the stock on the date the stock purchase agreement is authorized by the Board or the Committee. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

               (b) No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

               (c) The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either (i) in cash at the time of purchase, or
(ii) at the discretion of the Board or a Committee to which administration of the Plan has been delegated, (A) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the stock is sold, or (B) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.




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               (d) Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

               (e) In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

        7.     COVENANTS OF THE COMPANY.

               (a) During the terms of any Stock Awards granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

               (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon grant or exercise of Stock Awards under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act"), either the Plan, any Stock Award granted under the Plan or any stock issued or issuable pursuant to any such Stock Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

        8.     USE OF PROCEEDS FROM STOCK.




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               Proceeds from the sale of stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

        9.     MISCELLANEOUS.

               (a) The Board or the Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which an option or stock acquired pursuant to a Stock Award will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which stock acquired pursuant thereto will vest.

               (b) Neither a recipient of a Stock Award nor any person to whom a Stock Award is transferred under subparagraphs 5(d) and 6(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and is thereby entitled to receive shares of stock.

               (c) Throughout the term of any Stock Award granted pursuant to the Plan, the Company shall make available to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

               (d) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any recipient any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee or recipient with or without cause. In the event that a Stock Award recipient




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is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment for purposes of his or her Stock Award, and (ii) suspend or otherwise delay the time or times at which the shares subject to the Stock Award would otherwise vest.

               (e) To the extent provided by the terms of any Stock Award, the recipient may satisfy any federal, state or local tax withholding obligation relating to the exercise or receipt of such Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise or receipt of the Stock Award cash or a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

               (f) In connection with each Stock Award made pursuant to the Plan, the Company may require as a condition precedent to its obligation to issue or transfer shares to an eligible participant, or to evidence the removal of any restrictions on transfer or lapse of any repurchase right, that such participant make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

               (g) The Company may as a condition of transferring any stock pursuant to the Plan, require any person who is to acquire such stock, (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is




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knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the stock; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(i) the issuance of the shares has been registered under a then currently effective registration statement under the Securities Act or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

        10.    ADJUSTMENTS UPON CHANGES IN STOCK.

               (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

               (b) With respect to options granted on or after January 13, 1993 in the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under




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the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then such Stock Awards shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

        11.    AMENDMENT OF THE PLAN.

               (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for issuance under the Plan.

               (b) With a view to making available the benefits provided by
Section 422A of the Code and/or Rule 16b-3 promulgated under the Exchange Act, if deemed desirable by the Board, the Board in its discretion shall determine at the time of each amendment of the Plan whether or not to submit such amendment to the shareholders of the Company for approval.

               (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or incentive stock options granted under it into compliance therewith.

               (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company




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requests the consent of the person to whom the Stock Award was granted and (ii)
such person consents in writing.

        12.    TERMINATION OR SUSPENSION OF THE PLAN.

               (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

               (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

        13.    EFFECTIVE DATE OF PLAN.

               The Plan shall become effective as determined by the Board, but no Stock Award granted under the Plan shall be exercised and no stock shall otherwise be issued under the Plan unless and until the Plan has been approved by the shareholders of the Company, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.



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
                                    IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                    TRANSFER OF THIS SECURITY, OR ANY INTEREST
                                    THEREIN, OR TO RECEIVE ANY CONSIDERATION
                                    THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT
                                    OF THE COMMISSIONER OF CORPORATIONS OF THE
                                    STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN
                                    THE COMMISSIONER'S RULES.


                                    FORM OF
                             INCENTIVE STOCK OPTION

___________, Optionee:

         REPEATER TECHNOLOGIES, INC. (the "Company"), pursuant to its 1990 Incentive Stock Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange
Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option are ____________ (_____). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows (PROVIDED THAT THE OPTION SHALL VEST AT LEAST 20% PER YEAR):


NUMBER OF SHARES (INSTALLMENT)           DATE OF EARLIEST EXERCISE (VESTING)

          XXXX

         2. (a) The exercise price of this option is _________ ($_____) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

            (b) Payment of the exercise price per share is due in full upon exercise of all



                                       1.

or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i) Payment of the exercise price per share in cash
(including check) at the time of exercise; or

                           (ii) Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. (a) Subject to the provisions of this option you may elect at any time during your employment with the Company or an affiliate thereof, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 1 hereof; provided, however, that:

                           (i) a partial exercise of this option shall be deemed
to cover first vested shares and then the earliest vesting installment of unvested shares;

                           (ii) any shares so purchased from installments which
have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto;

                           (iii) you shall enter into an Early Exercise Stock
Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                           (iv) this option shall not be exercisable under this
paragraph 3 to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

                  (b) The election provided in this paragraph 3 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

         4. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and



                                       2.

issuance would be exempt from the registration requirements of the Act.

         6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on _________ (which date shall be no more than ten (10) years from date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless

                  (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment; or

                  (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

                  (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

                  (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

         However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 9(g) of the Plan.



                                       3.

                  (b) By exercising this option you agree that:

                           (i) the Company may require you to enter an
arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                           (ii) you will notify the Company in writing within
fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

                            (iii) the Company (or a representative of the
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, you are an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

         10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.



                                       4.

         11. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraphs 5 and 9 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the __th day of ________, 19__.

                                        Very truly yours,

                                        REPEATER TECHNOLOGIES, INC.


                                        By
                                          --------------------------------------
                                          Duly authorized on behalf
                                          of the Board of Directors


ATTACHMENTS:

         1990 Incentive Stock Plan
         Regulation 260.141.11
         Notice of Exercise
         Early Exercise Stock Purchase Agreement




                                       5.

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

     NONE
                  -------------------
                  (Initial)

     OTHER
          ---------------------------------

          ---------------------------------

          ---------------------------------

         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.




                                             -----------------------------------
                                             OPTIONEE

                                             Address:
                                                       -------------------------

                                                       -------------------------


                                       6.

                                    IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                    TRANSFER OF THIS SECURITY, OR ANY INTEREST
                                    THEREIN, OR TO RECEIVE ANY CONSIDERATION
                                    THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT
                                    OF THE COMMISSIONER OF CORPORATIONS OF THE
                                    STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN
                                    THE COMMISSIONER'S RULES.


                                    FORM OF
                            NONSTATUTORY STOCK OPTION

                    , Optionee:
--------------------

         REPEATER TECHNOLOGIES, INC. (the "Company"), pursuant to its 1990 Incentive Stock Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock") This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is ___________ (________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows (PROVIDED THAT THE OPTION SHALL VEST AT LEAST 20% PER YEAR):

NUMBER OF SHARES (INSTALLMENT)      DATE OF EARLIEST EXERCISE (VESTING)

         2. (a) The exercise price of this option is ________ ($____) per share, being not less than 85% of the fair market value of the Common Stock on the date of grant of this option.



                                       1.

            (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash (including check) at the time of exercise; or

                  (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. (a) Subject to the provisions of this option you may elect at any time during your employment with the Company or an affiliate thereof, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 1 hereof; provided, however, that:

                  (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                  (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

                  (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

            (b) The election provided in this paragraph 3 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

         4. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.




                                       2.

         6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on _______________ (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

            (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment; or

            (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

            (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

         However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 9(g) of the Plan.

            (b) By exercising this option you agree that:



                                       3.

                  (i) the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                  (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, you are an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

         10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.




                                       4.

     11. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraphs 5 and 9 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     Dated the __th day of ______, l9__.

                                             Very truly yours,

                                             REPEATER TECHNOLOGIES, INC.



                                             By
                                               --------------------------------
                                               Duly authorized on behalf
                                               of the Board of Directors


ATTACHMENTS:

     1990 Incentive Stock Plan
     Regulation 260.141.11
     Notice of Exercise
     Early Exercise Stock Purchase Agreement



                                       5.

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:


         NONE
                --------------------
                (Initial)

         OTHER
              -------------------------------

                    ------------------------------------

                    ------------------------------------

         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.


                                             ----------------------------------
                                             OPTIONEE


                                             Address:
                                                       ------------------------

                                                       ------------------------




                                       6.

                               NOTICE OF EXERCISE


Repeater Technologies, Inc.
1150 Morse Avenue
Sunnyvale, CA 94089                          Date of Exercise:
                                                              -----------------


Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


         Type of option (check one):       Incentive [ ]        Nonstatutory [ ]


         Stock option dated:
                                           ------------------

         Number of shares as to
         which option is exercised:
                                           ------------------

         Certificates to be
         issued in name of:
                                           ------------------

         Total exercise price:             $
                                            -----------------

         Cash payment delivered
         herewith:                         $
                                            -----------------


         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1990 INCENTIVE STOCK PLAN, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:



                                       1.

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed ninety (90) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                        Very truly yours,


                                        ---------------------------------------








                                       2.